Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934
                                                    (Amendment No. 1)

Filed by the Registrant [X]

Filed by the Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                           LAS VEGAS ENTERTAINMENT NETWORK, INC.
                                (Name of Registrant as Specified In Its Charter)

                                           LAS VEGAS ENTERTAINMENT NETWORK, INC.
                                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(I)(2).
[ ]      $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(I)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)      Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:

                                                   APPOINTMENT OF PROXY

                                           LAS VEGAS ENTERTAINMENT NETWORK, INC.
                              Special Meeting of Stockholders -- July 9, 1998

      The undersigned hereby appoints JOSEPH A. CORAZZI and CARL SAMBUS and each of them (with full power to act without the other), the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of stock of LAS VEGAS ENTERTAINMENT NETWORK, INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Meeting") of LAS VEGAS ENTERTAINMENT NETWORK, INC., to be held at 24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629, on July 9, 1998, at the hour of 10:00 a.m., local time.


      1. FOR [ ] WITHHOLD [ ] an amendment to the Certificate of Incorporation to effect a one-for-twenty reverse stock split of the Common Stock.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE CERTIFICATE OF
 INCORPORATION OR, IF A
CONTRARY INSTRUCTION IS INDICATED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

      All other proxies heretofore given by the undersigned to vote shares of stock of LAS VEGAS ENTERTAINMENT NETWORK, INC. which the undersigned would be entitled to vote if personally present at said Meeting or any adjournment thereof are hereby expressly revoked.
This proxy may be revoked at any time prior to the voting hereof.

      NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.



                                                              (Date)



                                   (Signature)



                                   (Signature)

                                           LAS VEGAS ENTERTAINMENT NETWORK, INC.
                                            1801 Century Park East, 23rd Floor
                                               Los Angeles, California 90067



                                                 NOTICE OF SPECIAL MEETING



                                                        To Be Held

                                                       July 9, 1998

    NOTICE IS HEREBY GIVEN, in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware, that a special meeting of the stockholders (the "Meeting") of Las Vegas Entertainment Network, Inc., a Delaware corporation (the "Company"), whose principal executive offices are located at 1801 Century Park East, 23rd Floor, Los Angeles, California 90067, will be held as follows:

    Place:                                        Hand & Hand
                                                  24901 Dana Point Harbor Drive
                                                  Suite 200
                                                  Dana Point, California  92629
    Date:                                         July 9, 1998

    Time:                                         10:00 a.m.

    The purpose of the Meeting is to vote on a one-for-twenty reverse split of the Company's Common Stock.

    The Board of Directors has fixed the close of business on June 18, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

    Shares can be voted at the Meeting only if the record holder thereof is present at the meeting or represented by proxy. To insure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return envelope. The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.

                                             By Order of The Board of Directors



June 19, 1998                                            Carl A. Sambus
                                                         Secretary

                                           LAS VEGAS ENTERTAINMENT NETWORK, INC.
                                            1801 Century Park East, 23rd Floor
                                               Los Angeles, California 90067

                                                      PROXY STATEMENT

                                               Mailing Date:  June 19, 1998


                                              SPECIAL MEETING OF STOCKHOLDERS



                                                  To Be Held July 9, 1998

General

         This Proxy Statement is furnished to the holders of Common Stock, $.001 par value per share (the "Common Stock"), of Las Vegas Entertainment Network, Inc. (the "Company"), on behalf of the Company, in connection with its solicitation of Appointments of Proxy in the form enclosed herewith for use at a special meeting of stockholders (the "Meeting") to be held on July 9, 1998, and at any adjournments thereof. The Meeting will be held at 10:00 a.m. local time, on the above date, at the Law Offices of Hand & Hand, 24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting.

         The cost of this solicitation of Appointments of Proxy will be borne by the Company. In addition to the solicitation of Appointments of Proxy by mail, certain officers, directors and regular employees of the Company, without additional renumeration, may solicit Appointments of Proxy personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

Voting of Appointments of Proxy

         The persons named in the enclosed Appointment of Proxy as proxies to represent shareholders at the Meeting are Carl A. Sambus and Joseph A. Corazzi. An Appointment of Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, that Appointment of Proxy will be to vote FOR the Proposal described herein. On any other matters that may come before the meeting, each Appointment of Proxy will be voted in accordance with the best judgment of the proxies.

Revocability of Appointments of Proxy

         An Appointment of Proxy may be revoked by the shareholder at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed Appointment of Proxy bearing a later date, or by attending the Meeting and announcing his intention to vote in person.

Record Date and Voting Rights

         The close of business on June 18, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only those shareholders of record on that date will be entitled to vote on the proposals described herein.

         The voting securities of the Company are the shares of its Common Stock, of which 34,898,349 shares were issued and outstanding as of June 18, 1998. All outstanding shares are entitled to one vote on each matter submitted for voting at the Meeting.

Beneficial Ownership of Common Stock

Directors and Officers. The following table sets forth the beneficial ownership of the Company's Common Stock as of June 18, 1998, by each of the Company's current directors and nominees for election as director, and by all directors and officers of the Company as a group.

                                                          Amount of
     Name and                                            Beneficial                         Percent of
      Address                                             Ownership                            Class

Joseph A. Corazzi(1)                                     4,795,872                            12.3.%
505 Marquette
Albuquerque, New Mexico  87102

Carl A. Sambus(2)                                          292,500                                 *
88 10th Street
Garden City, NY 11530

Paul Whitford(3)                                           100,000                                 *
1208 Cochise Drive
Arlington, Texas  76012

Jefferson Simmons                                                -                                 *
181 Glen Oban Drive
Arnold, MD  21012

All Directors and Executive Officers                     5,188,372                             13.0%
as a Group (4 persons)(3)

* Less than 1%

(1) Includes 665,872 shares owned by Mr. Corazzi; 130,000 shares issuable pursuant to an option granted to Mr. Corazzi under the Company's Stock Option Plan, and 4,000,000 shares issuable under options not granted under the Stock Option Plan.

(2) Includes options to purchase 250,000 shares of Common Stock granted to Mr. Sambus.

(3) Includes options to purchase 100,000 shares of Common Stock granted to Mr. Whitford.

         By virtue of their share ownership and/or management positions, Messrs. Sambus and Corazzi may be deemed "promoters" and "parents" of the Company as those terms are defined in the rules and regulations under the Securities Act requirements.


                                                      PROPOSAL NO. 1:


    AMENDMENT OF ARTICLES OF INCORPORATION - REVERSE STOCK SPLIT

         The Board of Directors wishes the shareholders to approve or disapprove a 1-for-20 reverse stock split of the Company's Common Stock. The purpose of a reverse stock split is to comply with NASDAQ's minimum bid requirement of $1.00 per share, which became effective on February 23, 1998. The Company's Common Stock is traded under the symbol "LVEN." As of June 15, 1998 the bid price of the Common Stock was $.0625 per share. If the reverse split is not approved the Company's stock will no longer be listed on NASDAQ as of approximately July 15. Since there is currently a limited market for the Common Stock there can be no assurance that even after the reverse stock split the bid price of the Common Stock will equal or exceed $1.00.

         The Board of Directors wishes that the shareholders be apprised of the following information so that they can evaluate the advisability of the reverse split; however, management has not determined what effect the MG Entertainment contract or the future development of other Brazilian possibilities will have on the issue of the reverse split.

         On May 25, 1998, the Company entered into an agreement with MG Entertainment, a Brazilian Company ("MG"), to sell and deliver to MG 10,000 electronic bingo machines to be delivered at approximately 1,000 machines per month over a twelve month period. The agreement provides that the Company will be the exclusive provider to MG of the machines, or any other gaming machines, up through 2008. The total expected cash payment for each machine is $145,317 which shall be made by MG in 120 monthly installments as follows; four consecutive monthly installments of $1,307 starting 30 days after each machine is delivered, and thereafter, 116 monthly installments as follows; 25 monthly installments of $932, then 25 monthly installments of $1,065; and the remainder in monthly installments $1,331. For financial statement purposes if the contract and business plan goes forward the Company will reflect a purchase price for each machine of approximately $81,000 (based upon an imputed interest rate of 10%) with $64,317 to be reflected as interest income over the life of the contract. The installed costs to the Company for each machine are estimated to be approximately $12,000.00, which cost may vary depending on the style and accessories provided.

         The Company is currently seeking financing for the purchase, installation and service of the machines from Sega Gaming Technologies, Inc. and CL-9, which financing has not been secured at this time. Several sources have expressed an interest in providing the necessary funding. However, there can be no assurance that any funding will be obtained, that the machines will ultimately be installed, nor that the Company will receive any revenue from MG. The Company has not had the opportunity to fully review the currency, economic and political risks attendant, on doing business outside the United States. It is management's intent to secure the funding and provide for sufficient insurance coverage to insure the safe placement of all equipment in Brazil. The Company is also preparing a contract for the development of a telecommunications business in Brazil. The contract has been sent to a large Brazilian telecommunications company for final comments. However, there is no assurance that the contract will be executed or that if executed the Company will be able to finance or proceed with the intended business of providing a cellular service in Brazil.

         Under the proposed amendment, each outstanding twenty shares of Common Stock will be reclassified as one new share of Common Stock. Fractional shares will be rounded to the nearest whole share. The effect on the Company's financial statements of the reverse stock split will be the increase of additional paid-in capital by $17,013, and to decrease the Common Stock amount on the financial statements by a like amount.

         The above amendment to the Articles of Incorporation requires the vote of a majority of all shareholders.

         Because, among other factors, there is a relatively small number of market makers, it is possible that the price of the stock will continue to decline following the reverse split.

         However, it may be less costly, less time consuming and more likely that a company can obtain financing for projects as a NASDAQ listed company.

         Therefore, the Board of Directors recommends that the shareholders vote FOR this proposal, although, at the present time, it is difficult to ascertain a reverse split's overall importance and/or the long-term performance of the Company's stock.

                                                       OTHER MATTERS

         The Board of Directors knows of no other business which will be brought before the Meeting. Should other matters properly come before the Meeting, the proxies will vote all Appointments of Proxy received according to their best judgment on such matters.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                                     Carl S. Sambus
                                                     Secretary
June 19, 1998